SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

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NetSolve, Incorporated

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NETSOLVE, INCORPORATED

9500 Amberglen Boulevard

Austin, Texas 78729

(512) 340-3000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

On behalf of your board of directors and management, you are invited to attend the 2004 annual meeting of stockholders of NetSolve, Incorporated. Our meeting will be held at the Company’s principal executive office, which is located at 9500 Amberglen Boulevard, Austin, Texas on Wednesday, July 14, 2004, beginning at 11:00 a.m., local time. At the meeting, stockholders will be asked to consider the following matters, which are described in the accompanying proxy statement:

•	To elect seven directors to serve until the next annual meeting of stockholders; and

•	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

You are entitled to vote at this meeting if you were a stockholder of record at the close of business on June 2, 2004. The list of stockholders entitled to vote will be available for inspection by any stockholder during the ten days prior to July 14, 2004 at our principal executive office.

Your vote is important to us. Whether or not you plan to attend the meeting, please complete, date, sign and mail the enclosed proxy card promptly in the return envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS

Kenneth C. Kieley,

Vice President-Finance,

Chief Financial Officer and Secretary

Austin, Texas

June 15, 2004

PROXY STATEMENT

This proxy statement is being provided to you by the board of directors, or Board, of NetSolve, Incorporated in connection with the solicitation of proxies for use at our 2004 annual meeting of stockholders to be held on Wednesday, July 14, 2004, and any adjournment(s) thereof. We are mailing this proxy statement and the accompanying proxy card to stockholders beginning June 15, 2004.

Proposal to be Voted on and Voting Recommendation.  The proposal scheduled to be voted on at the meeting is the election of directors. Our Board recommends that you vote your shares “FOR” each of the nominees to the Board.

Stockholders Entitled to Vote.  Stockholders of record at the close of business on June 2, 2004, or record date, are entitled to notice of and to vote at the meeting or any adjournment thereof. As of that date, we had 11,649,494 shares of common stock outstanding. You are entitled to one vote for each share owned on the record date upon all matters to be considered at the meeting.

Voting Your Shares.  If the accompanying proxy card is properly signed and returned to us, it will be voted as you direct. Unless you provide specific voting instructions to the contrary, the persons designated as proxy holders in the proxy card will vote your shares in accordance with the recommendations of the Board. You may revoke your proxy at any time before it is voted at the meeting by filing a written revocation or a duly executed proxy bearing a later date with the Secretary of the Company at our principal executive office, 9500 Amberglen Boulevard, Austin, Texas 78729, or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Solicitation of Proxies.  The enclosed proxy is solicited by and on behalf of the Board. NetSolve will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their name shares of common stock beneficially owned by others to forward to such beneficial owners.

Quorum and Votes Required for Approval.  The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote on the record date will constitute a quorum entitled to conduct business at the meeting. Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Broker non-votes refer to shares held by brokers and other nominees or fiduciaries that are present at the meeting but not voted on a matter because stock exchange regulations require the brokers to have specific voting instructions from the beneficial owners for the shares to be voted. Directors are elected by plurality vote of the votes cast at the meeting and the seven nominees who receive the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the election of directors.

STOCK OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of March 31, 2004, by each of our directors, each of the Named Executive Officers (as defined in the Summary Compensation Table) not listed as a director, the directors and executive officers as a group and each person known to us to own beneficially more than five percent (5%) of the outstanding shares of the common stock. At the close of business on March 31, 2004, there were 11,628,149 shares of our common stock outstanding.

Directors, Named Executive Officers and all directors and executive officers as a group	Amount of Common Stock and Nature of Beneficial Ownership	Options Included within Common Stock Owned	Percent of Common Stock Owned

John S. McCarthy(1)	487,560	30,000	3.8%
David D. Hood	369,100	369,100	2.9%
Kenneth C. Kieley	309,500	176,000	2.4%
Howard D. Wolfe, Jr.	167,769	30,000	1.3%
J. Michael Gullard(2)	118,792	33,750	*
Terrence K. Sadowski	73,500	70,000	*
Jeffrey Guillot(3)	80,000	80,000	*
Gregory K. Jones	50,000	50,000	*
G. Joseph Lueckenhoff	26,900	26,250	*
Jerome N. Gregoire	18,750	18,750	*
James L. Zucco, Jr.	18,750	18,750	*
Robert W. Kujawski (Resigned)	—	—	*
Robert C. Pojman (Resigned)	—	—	*
Directors and Executive Officers as a Group (17 persons)	1,955,201	1,129,980	15.3%

* Percentage of shares beneficially owned less than 1%

Name and Address of Other 5% Stockholders	Amount of Common Stock and Nature of Beneficial Ownership	Options Included within Common Stock Owned	Percent of Common Stock Owned

New Enterprise Associates IV,(4) Limited Partnership 1119 St. Paul Street Baltimore, MD 21202	1,160,199	—	9.1%

Wachovia Corporation(5) One Wachovia Center Charlotte, NC 28288	957,296	—	7.5%

T. Rowe Price Small-Cap(6) Value Fund, Inc. T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	844,825	—	6.6%

Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	822,900	—	6.5%
Commonwealth of Pennsylvania, Public School Employees Retirement System 5 North 5th Street Harrisburg, PA 17101	721,876	—	5.7%

Disciplined Growth Investors, Inc.(7) 100 South Fifth Street Suite 2100 Minneapolis, MN 55402	649,720	—	5.1%

1.	Of the 487,560 shares beneficially owned by Mr. McCarthy, 374,995 are held by Gateway Venture Partners III, L.P., a partnership of which Mr. McCarthy is a general partner and is thereby deemed to be the beneficial owner of the shares held in its portfolio. Mr. McCarthy disclaims beneficial ownership of the shares held by the partnership, except with respect to any proportional pecuniary interest therein. Another 33,500 shares are held by the Gateway Associates Profit Sharing Plan f/b/o John McCarthy U/A 12/31/91 in an account for the benefit of Mr. McCarthy and over which he has sole investment control.

2.	Of the 118,792 shares beneficially owned by Mr. Gullard, 81,969 represent shares held by the Gullard Family Trust of which he is trustee having both a pecuniary interest and investment control, 2,073 shares held by the Cornerstone Management Profit Sharing Plan f/b/o J. Michael Gullard in an account for the benefit of Mr. Gullard and over which he has sole investment control, and 500 shares held by each of Mr. Gullard’s two children who reside with him. Mr. Gullard is presumed to be the beneficial owner of the shares held by members of his immediate family sharing his household; however, he expressly disclaims beneficial ownership with respect to the shares held by his children.

3.	Of the 80,000 shares reported as beneficially owned by Mr. Guillot, 30,000 are held indirectly and were granted to his spouse as an officer of NetSolve.

4.

Of the 1,160,199 shares reported as beneficially owned by New Enterprise Associates IV, Limited Partnership (“NEA IV”), 1,120,000 shares are held by NEA IV as the record owner and 40,199 shares are held by Spectra Enterprise Associates, Limited Partnership (“Spectra,” and together with NEA IV, the “Funds”) as the record owner. NEA Partners IV, Limited Partnership (“NEA IV GP”) is the sole general partner of NEA IV, and NEA Spectra Partners, Limited Partnership (“Spectra GP,” and together with NEA IV GP, the “GP Partnerships”) is a general partner of Spectra. By virtue of their relationship as affiliated limited partnerships, certain of whose general partners share some of the same individual general partners, each Fund and each GP Partnership may be deemed to share the power to direct the disposition and vote of the shares held of record by both NEA IV and Spectra, for an aggregate of 1,160,199. Cornelius C. Bond, Jr., C. Richard Kramlich and Charles W. Newhall III, as individual general partners of each GP Partnership, may be deemed to beneficially own all of the 1,160,199 shares. Nancy L. Dorman and Thomas C. McConnell, as individual general partners of NEA IV GP, may be deemed to beneficially own the 1,120,000 shares held by NEA IV. Each of these persons disclaims beneficial ownership of such shares except for the shares, if any, such individual holds of record. In addition to the shares reported here, Mr. Bond has the sole power to vote 24,487 shares, Mr. Kramlich has the sole power to vote 28,876 shares and his wife Pam Kramlich, is the record holder of 3,229 shares. Mr. Newhall has the sole power to vote 17,916 shares and Mr. McConnell has sole power to vote 2,142 shares. Ms. Dorman does not have sole power for any shares.

5.	Of the 957,296 shares reported as beneficially owned by Wachovia Corporation, it has sole dispositive power of 954,197 shares, shared dispositive power to vote 3,099 shares and shared power to vote 133 shares.

6.	Of the 844,825 shares reported as beneficially owned by T. Rowe Price Associates, Inc., it has sole power to vote 169,825 shares and sole dispositive power of 844,825 shares. Of the 675,000 shares reported as beneficially owned by T. Rowe Price Small-Cap Value Fund, Inc., it has sole power to vote 675,000 shares and no shared or dispositive power.

7.	Of the 649,720 shares reported as beneficially owned by Disciplined Growth Investors, Inc., it has sole power to vote 649,420 shares and shared voting power of 300 shares.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except pursuant to applicable community property laws or as indicated in the footnotes as set forth above, to our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by that stockholder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of their ownership and changes in their ownership of our common stock with the Securities and Exchange Commission.

Based solely on our review of the copies of these reports and written representations from certain reporting persons, we believe that during the 2004 fiscal year all of our executive officers, directors and ten percent (10%) stockholders complied with all applicable Section 16(a) filing requirements on a timely basis.

THE BOARD OF DIRECTORS

Board Independence.  The Board has determined that all of the directors, with the exception of Mr. Hood, are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

Board Meetings and Attendance.  During the 2004 fiscal year, the board of directors held eight regular meetings and three special meetings. All directors attended at least 75% of the total number of meetings of the Board and committees on which they served.

Committees.  The Board has a standing audit committee, compensation committee and nominating committee. The following independent directors were members of the respective committees during the past fiscal year:

Audit Committee	Compensation Committee	Nominating Committee

John S. McCarthy (Chairman)	G. Joseph Lueckenhoff (Chairman)	J. Michael Gullard (Chairman)
J. Michael Gullard	Jerome N. Gregoire	John S. McCarthy
Howard D. Wolfe, Jr.	James L. Zucco, Jr.	Howard D. Wolfe, Jr.

Audit Committee.  The audit committee assists the Board in fulfilling its oversight responsibilities applicable to the Company’s auditing, accounting and financial reporting processes and the Company’s system of internal control. See the Audit Committee Report later in this proxy statement for more information about the role and responsibilities of the audit committee. The audit committee is governed by a written charter previously adopted by the Board. A copy of the charter is attached as an appendix to this proxy statement and is available on the Company’s website at www.netsolve.com. The audit committee met ten times during the 2004 fiscal year.

The audit committee is a separately-designated committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. NetSolve has, and will continue to have, an audit committee of at least three members each of whom (a) is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards; (b) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934; (c) has not participated in the preparation of our financial statements or those of any subsidiary at any time during the past three years; and (d) is able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement.

NetSolve also has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer, or other senior official with financial oversight responsibilities. The Board has determined that J. Michael Gullard qualifies as an audit committee financial expert under Item 401 of Regulation S-K and is independent as defined under Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.

Compensation Committee.  The compensation committee recommends to the Board all aspects of compensation and benefits for executive officers, reviews our general policies relating to the compensation and benefits of all employees and administers our incentive compensation and stock option plans. See the Compensation Committee Report later in this proxy statement. The compensation committee is governed by a written charter previously adopted by the Board. A copy of the charter is attached as an appendix to this proxy statement and is available on the Company’s website at www.netsolve.com. The compensation committee met eight times during the 2004 fiscal year.

Each member of the compensation committee is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. No compensation committee member is currently or has been an officer or employee of NetSolve. None of our executive officers has served on the board of directors or on the compensation committee of any other entity, any of whose officers have served on our Board of Directors.

Nominating Committee.  The nominating committee selects and recommends to the Board, for its consideration, persons as nominees for election as directors of the Company and performs such other duties as may be assigned to it from time to time by the Board. The nominating committee met one time during the 2004 fiscal year.

Each member of the nominating committee is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The nominating committee is governed by a written charter previously adopted by the Board, which addresses the nominations process and other related matters required under federal securities laws. A copy of the charter is attached as an appendix to this proxy statement and is available on the Company’s website at www.netsolve.com.

The nominating committee is responsible for identifying individuals qualified to become Board members and recommending to the Board nominees for election as directors of the Company. The nominating committee’s policy is to consider recommendations for such nominees, including those submitted by stockholders. Stockholders may recommend nominees by writing to the Secretary of the Company at our principal executive offices. Such recommendations will be promptly provided to the Committee Chair. Recommendations to be considered at the 2005 annual meeting of stockholders must be received by the Secretary of the Company not later than the close of business on February 4, 2005.

In identifying and evaluating nominees, the nominating committee may consult with members of the Board, Company management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the nominating committee assesses the requisite skills and qualifications of nominees and the composition of the Board as a whole in the context of the Board’s criteria and needs. Such assessments will be consistent with the Board’s criteria for membership as follows: (i) not less than a majority of directors shall satisfy the independence requirements of the National Association of Securities Dealers’ listing standards; (ii) all directors shall possess high personal and professional ethics, integrity and values; practical wisdom and mature judgment; commitment to representing the long-term interests of the Company; relevant knowledge and experience; and the willingness to devote sufficient time to carrying out their duties and responsibilities effectively; and (iii) consideration will be given to the Board’s desire for directors with diverse backgrounds and interests.

Communications with Directors.  Interested parties may communicate with the Board or individual directors directly by writing to the directors c/o the Secretary of the Company at our principal executive offices. Such communications will be provided promptly and, if requested, confidentially to the respective directors.

Director Attendance at Annual Meeting of Stockholders.  The policy of the Board is that directors should attend the Company’s annual meetings of stockholders. All of the directors attended the 2003 annual meeting.

Director Compensation.  All outside directors, other than the Chairman of the Board, receive an annual retainer in the amount of $10,000, and the Chairman of the Board receives an annual retainer in the amount of $20,000. Directors are also entitled to receive cash compensation in an amount equal to $2,000 for each Board meeting attended in person and $500 for each Board meeting attended by teleconference. The Chairman of the Board receives cash compensation of an additional $2,000 for each Board meeting attended in person and an additional $500 for each Board meeting attended by teleconference.

The Chairman of the compensation committee and the audit committee each receive an additional $5,000 annual retainer. In addition to the Board meeting fees described above, members of the compensation and audit committees are also entitled to receive additional cash compensation in an amount equal to $1,000 for each committee meeting attended in person and $250 for each committee meeting attended by teleconference, unless the committee meeting occurs on the same day as a Board meeting, in which case this additional fee relating to the committee meeting is not paid.

Additionally, all directors are reimbursed for their reasonable expenses incurred in attending meetings of the Board. Directors are eligible to participate in our Long-Term Incentive Compensation Plan. The Company intends to grant each outside director a stock option covering 3,750 shares of our stock on an annual basis.

PROPOSAL BEFORE THE MEETING

ELECTION OF DIRECTORS

All of the following nominees are currently serving as directors and have agreed to continue serving, if elected. Management has no reason to believe that any of the persons nominated will be unable or unwilling to serve; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board.

The names and ages of the nominees and information regarding their business experience for at least the past five years is provided below.

Jerome N. Gregoire, age 52, has been a member of the board of directors since April 2003. Mr. Gregoire is an Editor and columnist for CIO Magazine. Prior to that, he served as Sr. Vice President and Chief Information Officer at Dell Computer Corporation since 1996. Before joining Dell, Mr. Gregoire was Vice President and Chief Information Officer of the Pepsi Cola Company. He also serves on the board of directors of ON Semiconductor (ONNN), formally known as Motorola Semiconductor of Phoenix, Arizona.

J. Michael Gullard, age 59, is chairman of the board and has served as a director since October 1992. He is a general partner of Cornerstone Management, a venture capital and consulting firm that provides strategic focus and direction for technology companies. Mr. Gullard is also a director of Celentik, Inc., a designer and manufacturer of gallium arsenide semiconductor components and gallium arsenide gased subsystems, and a director of JDA Software Group, Inc., a developer of software for the retail industry.

David D. Hood, age 48, has been CEO & President of the Company since September 2002. Prior to this, he was the CEO & President of BeVocal beginning in July, 2001 and served as a Vice President and General Manager at Dell Computer Corp. since August 1997 in charge of the consumer PC business. Before joining Dell, he served in a variety of executive leadership positions at AT&T spanning a twenty year period.

G. Joseph Lueckenhoff, age 47, has been a member of our board of directors since July 2000. He became Vice President of Business Mobility Services at AT&T Wireless in June of 2003. Prior to that he served as the Chief Operating Officer of Celox Networks. In prior years Mr. Lueckenhoff has served as the Vice President at Dell Computer Corporation responsible for customer service and support and the Vice President at AT&T responsible for the Data Networking Division of Business Services.

John S. McCarthy, age 55, has been a member of the board of directors since August 1991. He has been the Managing General Partner of Gateway Associates, L.P., a venture capital firm, since its inception in 1984. He is also a director of Daleen Technologies, Inc.

Howard D. Wolfe, Jr., age 62, has been a member of our board of directors since October 1988. He has been the managing general partner of New Venture Partners, L.P., New Venture Partners II, L.P., New Venture Partners III., L.P. and New Venture Partners IV, L.P. all of which are venture capital firms, since the inception of each firm. The initial firm, New Venture Partners, L.P., was established in 1981.

James L. Zucco, Jr., age 53, has been a member of our board of directors since April 2003 and is CEO and member of the board of directors at Corente, Inc., an information services delivery company. His background includes 25 years of experience working with service and information technology companies. In addition to his board role at the Company, he also sits on the board of dynamicsoft, a communications software company. Before founding Corente, he served as a partner with Blue Rock Capital and Sienna Ventures. Previous to that, he served as chairman and CEO of Spike Broadband Systems, a developer and supplier of fixed wireless systems, which, subsequent to his departure in October 2001, filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. § 101, et. seq. During 1999, he was an Executive-in-Residence at Kleiner, Perkins, Caufield and Byers. He has also served as the general manager of Lucent Technologies North American carrier division, and as President of Communications Software business unit. He also previously served as vice president, general manager and CIO of AT&T’s business communications services group and led product development and systems engineering as senior vice president and CIO at MCI. From 1997 to 1999 he was Chairman and CEO of Shiva Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

STOCKHOLDERS VOTE “FOR” EACH DIRECTOR NOMINEE NAMED ABOVE.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation earned during the three most recent fiscal years by (i) our chief executive officer, (ii) our four other mostly highly compensated executive officers whose bonus and salary exceeded $100,000 and who were serving at the end of the 2004 fiscal year and (iii) Robert W. Kujawski and Robert C. Pojman, each of whom would have been included in this table but for the fact that they were not serving as executive officers at the end of the 2004 fiscal year. We refer to these individuals collectively as the Named Executive Officers.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)(1)	Securities Underlying Options (#)	All Other Compensation ($)
David D. Hood President and Chief Executive Officer	2004 2003	295,798 154,687	117,000 50,000	(2) (3)	— —	19,100 350,000	— —

Kenneth C. Kieley Vice President—Finance, Chief Financial Officer and Secretary	2004 2003 2002	195,833 175,000 175,000	42,120 — 25,127	(2) (4)	— —	3,100 20,000 12,900	— — —

Jeffrey Guillot Vice President— Development	2004 2003	205,000 96,455	33,579 61,500	(2) (3)	— —	— 50,000	— —

Terrence K. Sadowski Vice President—Marketing	2004 2003	210,000 70,000	39,312 63,000	(2) (3)	— —	— 70,000	— —

Gregory K. Jones Vice President—Sales	2004 2003	200,000 4,615	42,120 —	(2)	— —	— 50,000	— —

Robert W. Kujawski, Vice President—Operations (Resigned)	2004 2003 2002	229,588 193,354 147,006	— 25,000 —	(4)	— — —	3,100 25,000 75,000	— — 54,504	(5)

Robert C. Pojman Vice President—Business Development (Resigned)	2004 2003 2002	124,551 210,000 210,000	— — 27,103		— — —	3,100 — 12,900	— — —

(1)	Other Annual Compensation does not include perquisites and other personal benefits if the aggregate amount of such compensation does not exceed the lesser of (i) $50,000 or (ii) 10% of individual combined salary and bonus for the Named Executive Officer in each year.

(2)	Represents bonuses earned during the 2004 fiscal year under the Company’s annual performance incentive plan based upon, and subject to, the achievement of specific goals and objectives established annually.

(3)	Represents sign-on bonuses paid by the Company.

(4)	Represents discretionary bonuses paid by the Company to employees of the Company, including executive officers as appropriate, for the completion of specific business transactions. Non-officers who were members of the teams involved in such transactions also received bonuses.

(5)	Consists of relocation reimbursement expenses.

Long Term Compensation Awards.  Amounts reported as Long-Term Compensation in the Summary Compensation Table are attributable to the named officer’s participation in our Long-Term Incentive

Compensation Plan, or LTIP, and 1988 Stock Option Plan. The LTIP is a comprehensive stock-based incentive compensation plan providing for discretionary grants of common stock-based awards, including incentive stock options and nonqualified stock options.

401(k) Retirement Plan.  In 1988, we established a 401(k) defined contribution retirement plan, or Retirement Plan, covering all employees who are at least 21 years of age and meet certain service requirements. In 1997, the Retirement Plan was amended to eliminate any service eligibility requirement so that employees who otherwise met the eligibility criteria could commence participation upon being hired by us. The Retirement Plan provides for voluntary, pre-tax employee contributions in amounts determined by the employees, subject to a maximum limit allowed by Internal Revenue Service guidelines. For the 2004 calendar year, this limit is $13,000. We may contribute certain amounts to the accounts of Retirement Plan participants as determined in the discretion of the board of directors. To date, the Company has not made any contribution to the Retirement Plan, and the Company does not anticipate making any contribution to the Retirement Plan in the foreseeable future. We may amend or terminate the Retirement Plan at any time.

Annual Performance Incentive Plan.  Effective January 1, 2001, we adopted an annual performance incentive plan pursuant to which selected employees are eligible to receive annual cash incentive rewards based upon, and subject to, the achievement of specific performance goals and objectives established annually by us. We may amend or terminate the incentive plan at any time.

Option Grants.  The following table provides certain summary information concerning the shares of common stock represented by stock options granted to each of the Named Executive Officers during our 2004 fiscal year.

	Option Grants in Last Fiscal Year Individual Grants
	Number of Securities Underlying Option Granted (#)	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price (per share)	Expiration Date	Potential realizable value at assumed annual rates of stock price appreciation for option term 5% 10%

David D. Hood	19,100	6.6%	$6.35	4/10/2013	$76,275	$193,297

Kenneth C. Kieley	3,100	1.1%	$6.35	4/10/2013	$12,380	$31,373

Jeffrey Guillot	—	—	—	—	—	—

Terrence K. Sadowski	—	—	—	—	—	—

Gregory K. Jones	—	—	—	—	—	—

Robert W. Kujawski	3,100	1.1%	$6.35	4/10/2013	$12,380	$31,373

Robert C. Pojman	3,100	1.1%	$6.35	4/10/2013	$12,380	$31,373

All options were granted at their fair market value on the date of grant and may be exercised at any time during the term of the option. The ownership of the underlying common stock vests over a four-year period with one-fourth of the total amount vesting one year from the date of grant and one-sixteenth of the total amount vesting in each calendar quarter thereafter. The unvested portion of any previously exercised option may be repurchased by the Company upon the termination of an executive’s employment.

Under the terms of our LTIP, the board of directors retains discretion, subject to certain limitations provided for in the LTIP, to modify the terms of outstanding options. All options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment. The exercise price for all options may be paid in cash or shares of our common stock or a combination of cash and shares.

FISCAL 2004 YEAR-END AGGREGATED OPTION EXERCISES AND VALUES

			Number of Securities Underlying Unexercised Options at March 31, 2004 (#)		Value of Unexercised In-the-Money Options at March 31, 2004
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

David D. Hood	—	—	131,250	237,850	458,063	843,849

Kenneth C. Kieley	—	—	151,005	24,995	866,154	64,735

Jeffrey Guillot	—	—	15,625	34,375	55,000	121,000

Terrence K. Sadowski	—	—	21,874	48,126	86,621	190,579

Gregory K. Jones	—	—	12,500	37,500	50,250	150,750

Robert W. Kujawski	48,435	186,013	—	—	—	—

Robert C. Pojman	183,000	747,386	—	—	—	—

Under our plan, the options granted are exercisable at any time, but the unvested portion of the ownership of the underlying common stock is subject to our repurchase right for a certain period of time upon termination of employment. For purposes of this table, those options still subject to repurchase rights are identified as unexercisable.

The potential realizable values and the values of unexercised in-the-money options in the tables have been calculated by determining the difference between the fair market value of the common stock as of March 31, 2004, of $10.56 per share, and the per share exercise prices of the options.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements.  The Company entered into an Employment and Change of Control Agreement with each of Mr. Hood and Mr. Kieley effective as of February 20, 2003. The Agreements provide that, upon a change of control of the Company, one-half (1/2) of the outstanding, unvested stock options previously granted to the Executive will become vested and exercisable. The Agreements also provide for a one-year employment period following a change of control of the Company, as well as certain severance benefits in the event that the Executive’s employment is terminated during the one-year employment period by the Company without cause or by the Executive with good reason. Such severance benefits include a cash payment equal to one year’s base salary plus annual bonus; the extension of the exercise period for all outstanding, vested stock options to the later of six (6) months from the date of the termination or January 31 of the following year; and certain continuation health care benefits.

COMPENSATION COMMITTEE REPORT

The compensation committee of the Board reviews and establishes the executive officer compensation and administers the incentive compensation and stock option plans for all employees. The compensation committee consists entirely of directors who are independent directors in accordance with the applicable independence standards of the National Association of Securities Dealers. The compensation committee directed the preparation of this report and approved it for submission to the stockholders in this proxy statement. The Board has approved a written charter governing the committee’s roles and responsibilities. A copy of the charter is attached as an appendix to this proxy statement and is available on the Company’s website at www.netsolve.com.

Compensation Philosophy.  The compensation committee believes that executive compensation should be based upon the performance of the Company and its officers generally and should be in line with the Company’s business objectives. The Company’s aim is to attract, retain and reward executive officers and other key employees who contribute to the success of the Company and to motivate those individuals to achieve both long-term and short-term objectives. In keeping with this philosophy, the compensation committee has approved an overall compensation program comprised of base salary, bonus, annual incentive award opportunities and stock option awards. This overall philosophy is designed to achieve an appropriate and competitive balance between salary and performance-based incentives. In establishing compensation packages, the compensation committee considers the salaries and bonus programs paid by competitors in its industry, as well as general economic conditions.

Base Salary.  Each executive officer’s base salary is reviewed on an annual basis and reflects individual and corporate performance, as well as level of responsibility.

Annual Performance Incentive Plan.  Effective January 1, 2001, we adopted an annual performance incentive plan pursuant to which selected employees are eligible to receive annual cash incentive rewards based upon, and subject to, the achievement of specific performance goals and objectives established annually by us. During the 2004 fiscal year, cash incentive awards were earned by all of our named executive officers existing as of the end of the 2004 fiscal year, Messrs. Hood, Kieley, Guillot, Sadowski and Jones, in the amounts of $117,000, $42,120, $33,579, $39,312 and $42,120, respectively.

Long-Term Incentives.  Under the Company’s LTIP, employees, including executive officers, are eligible to receive a variety of discretionary awards, including incentive stock options, nonqualified stock options and other stock-based awards. To date, all LTIP awards have been in the form of stock option grants. Through option grants and other stock awards, executives receive significant equity incentives and are encouraged to build stockholder value. It is anticipated that performance-based incentive awards will continue to comprise a significant portion of executives’ total compensation.

In granting stock options to executive officers and all employees under the Company’s LTIP, the timing of the grants and the size and allocation of the overall option pools are determined by the compensation committee upon consideration of market conditions, as well as individual and company performance and the current equity position of the employee. During the 2004 fiscal year, options were granted to two of our named executive officers existing as of the end of the 2004 fiscal year, Messrs. Hood and Kieley, covering an aggregate of 19,000 and 3,100 each, respectively.

Certain Tax Considerations.  Section 162(m) of the Internal Revenue Code, or Code, limits the deductibility of compensation which a publicly traded corporation provides to its most highly compensated officers. Compensation above $1 million may be deducted if it is “qualified performance-based compensation”, as defined in the Code. As a general policy, the Company does not intend to provide compensation which is not deductible for federal income tax purposes.

Compensation of Chief Executive Officer.  The compensation committee established an annual salary of $320,000 for Mr. Hood, as President and Chief Executive Officer. The compensation committee believes that Mr. Hood’s salary is comparable to that of the chief executive officers of recognized competitors within the Company’s industry and is based on factors that are consistent with the compensation committee’s compensation philosophy as described above.

COMPENSATION COMMITTEE

G. Joseph Lueckenhoff, Chairman

Jerome N. Gregoire

James L. Zucco, Jr.

AUDIT COMMITTEE REPORT

The audit committee assists the Board in providing oversight of the Company’s auditing, accounting and financial reporting process, and the Company’s system of internal controls. The Board has approved a written charter governing the committee’s role and responsibilities. A copy of the charter is attached as an appendix to this proxy statement and is available on the Company’s website at www.netsolve.com. The audit committee consists solely of independent directors in accordance with the applicable independence standards of the National Association of Securities Dealers. The committee has directed the preparation of this report and has approved its content and submission to the stockholders in this proxy statement.

The committee has received the written disclosures and letter from Ernst & Young LLP, the Company’s independent auditors, as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and has discussed with Ernst & Young LLP its independence. In this regard, the committee concluded that the provision of non-audit services by Ernst & Young LLP for the 2004 fiscal year was compatible with maintaining the independence of the firm.

The committee has reviewed and discussed with Company management and Ernst & Young LLP, the interim unaudited financial statements and the audited consolidated financial statements of the Company for the fiscal year ended March 31, 2004. The committee also discussed with Ernst & Young LLP those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) concerning the quality of the Company’s accounting principles as applied in its financial statements.

Based on its review and discussions, the Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004, for filing with the Securities and Exchange Commission. Additionally, as hereafter noted in this proxy statement, the committee recommended to the Board that Ernst & Young LLP be selected to act as independent auditors for 2005.

AUDIT COMMITTEE

John S. McCarthy, Chairman

J. Michael Gullard

Howard D. Wolfe, Jr.

STOCK PERFORMANCE GRAPH

The following line graph compares the total stockholder return (stock price growth) of the common stock from September 29, 1999 through March 31, 2004, with the total stockholder return for the same period of a peer group index. The graph assumes an investment of $100 in the common stock and each index on September 29, 1999. The Company notes that its initial public offering occurred on September 29, 1999, and that the closing price of $19.00 on such date was used as the beginning price for the Company’s stock price on the performance graph.

The stockholder returns shown are neither determinative nor indicative of future performance.

	September 29, 1999	March 31, 2004
NetSolve, Incorporated	$100.00	$55.58

Nasdaq Computers and Data Processing Index	$100.00	$54.84

Nasdaq US Composite Index	$100.00	$77.57

OTHER MATTERS

Indebtedness of Management.  Effective as of July 31, 2000, the Board approved a loan to Mr. Robert W. Kujawski, our former Vice President – Operations. The loan, in the aggregate principal amount of $100,000.00, was granted to Mr. Kujawski under the terms of a promissory note issued August 4, 2000, pursuant to which Mr. Kujawski promised to pay the principal sum, together with interest at a rate of 8% per annum, no later than August 3, 2002. On August 10, 2001, Mr. Kujawski and the Company entered into an Extension and Modification of Promissory Note which reduced the interest on the loan to 4.65% and extended the term of the loan to August 3, 2004. Mr. Kujawski’s obligations on the loan were secured by a security interest in all stock options granted to Mr. Kujawski by the Company at any time prior to the satisfaction of the loan and all shares of NetSolve common stock issued upon the exercise of any such options. The loan was satisfied in connection with Mr. Kujawski’s resignation on January 16, 2004.

Other Business.  Other than as stated herein, the board of directors does not intend to bring any business before the annual meeting and it has not been informed of any matters that may be presented to the annual meeting by others. However, if any other matters properly come before the annual meeting, it is the intent of the board of directors that the persons named in the proxy will vote pursuant to the proxy in accordance with their judgment in such matters.

Auditors.  The Board has selected Ernst & Young LLP, Independent Auditors, as independent auditors for the Company for the fiscal year ending March 31, 2005. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

For the years ended March 31, 2004 and 2003, there were no “Audit Related Fees” or “All Other Fees” billed to the Company by Ernst & Young LLP. Other fees billed to the Company by Ernst & Young LLP were as follows:

	2004	2003
Audit Fees. Fees for services necessary to perform the annual audit, quarterly reviews and review of Securities and Exchange Commission filings	$94,000	$88,500

Tax Fees. Fees for tax compliance, tax planning and communications with and requests for rulings from taxing authorities	$68,760	$85,784

Total	$162,760	$174,284

The audit committee is responsible for pre-approving all audit and non-audit services provided by the independent auditors and may not engage the independent auditors to provide the specific non-audit services proscribed by law or regulations. The audit committee may delegate pre-approval authority to a member of the audit committee. The decisions of any member to whom pre-approval authority is delegated must be presented to the audit committee at its next scheduled meeting.

Voting Upon Matters Unknown to Company at the Time the 2005 Proxy Statement is Mailed.  The rules of the Securities and Exchange Commission allow the Company to use discretionary voting authority to vote on any matter coming before the 2005 annual meeting of stockholders that is not included in the proxy statement for that meeting if the Company does not have notice of the matter by April 21, 2005.

Stockholder Proposals for 2005 Annual Meeting of Stockholders.  If you wish to present a proposal for consideration at the Company’s 2005 annual meeting of stockholders and to be included in the Company’s proxy statement and form of proxy for such annual meeting, you may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, your proposal must be received by the Company’s Corporate Secretary no later than February 4, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

Kenneth C. Kieley,

Vice President-Finance,

Chief Financial Officer and Secretary

Austin, Texas

June 15, 2004

A copy of our annual report on Form 10-K for the fiscal year ended March 31, 2004, is available without charge upon written request to: Secretary of the Company, 9500 Amberglen Boulevard, Austin, Texas 78729.

NetSolve, Incorporated

Audit Committee Charter

May 20, 2004

The Audit Committee (Committee) of the Board of Directors (Board) of NetSolve, Incorporated (Company) will have the oversight responsibility, authority and specific duties as described below.

Composition

The Committee will be comprised of at least three directors each of whom (i) is “independent” as required under the rules of the Nasdaq Stock Market, Inc., except as permitted by applicable law; (ii) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company, except as permitted by applicable law; (iii) is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended; (iv) has not participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years; and (v) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

The Committee will also have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member’s financial sophistication, and at least one member who is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K by the Securities and Exchange Commission (SEC).

The members of the Committee will be appointed annually by the full Board, and will be listed in the annual proxy statement or annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

Purpose and Responsibility

The Committee’s purpose is to oversee the Company’s accounting and financial reporting processes and the audits of the financial statements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and performing the other responsibilities set forth in this charter.

In addition, the Committee provides an avenue for communication between the independent auditors, financial management and the Board. The Committee should have a clear understanding with the management of the Company, independent auditors and the internal auditors that they must maintain an open relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee. The Committee will make periodic reports to the Board concerning its activities, and the independent auditor will report directly to the Committee.

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

Authority

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all the books, records, facilities, and personnel of the Company and has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

Without limiting the generality of the foregoing, the Company is hereby authorized and directed to provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the Committee under this charter; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Meetings

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer and independent auditors at least once each year and at other times when considered appropriate. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent auditors be present at Committee meetings.

Specific Duties

In carrying out its oversight responsibilities, the Committee will generally perform the following functions, subject to such modifications as the Committee may, from time to time, determine to be necessary or appropriate:

1.	Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ audit committee requirements.

2.	Be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to provide the specific non-audit services proscribed by law or regulations. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the Committee at its next scheduled meeting.

3.	Review with the Company’s management and independent auditors the Company’s accounting and financial reporting controls. Obtain annually in writing from the independent auditors their letter as to the adequacy of such controls.

4.	Review with the Company’s management and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent auditors their judgments about the accounting principles used in financial reporting.

5.	Review the scope and general extent of the independent accountants’ annual audit and the related engagement letter from the independent auditors. The Committee’s review should include an explanation from the independent auditors of the factors considered by the auditors in determining the audit scope, including the major risk factors. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

6.	Inquire as to the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7.	Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

8.	Take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditor.

9.	At least annually, obtain and review a report by the independent auditors describing:

•	The firm’s internal quality control procedures;

•	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and

•	All relationships between the independent auditor and the Company to assess the auditor’s independence.

10.	Set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and NASDAQ standards.

11.	Have a predetermined arrangement with the independent auditors that they will advise the Committee (either in a meeting or through its Chair) and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. This notification should include any significant changes in accounting principles and any other communications as required to be communicated by the independent auditors under generally accepted auditing standards. Also receive a written confirmation provided by the independent auditors at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

12.	Review with management (either in a meeting or through the Chair) the financial results and/or financial statements of the Company prior to the related press release, or if not practicable, prior to filing Forms 10-Q.

13.	At the completion of the annual audit and, if practicable prior to the related press release, review with management, and the independent auditors the following:

a.	The annual financial statements and related footnotes and financial information to be included in the Company’s annual report to shareholders and on Form 10-K.

b.	Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

c.	Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditors during their audit, including access to all requested records, data and information. Inquire of the independent auditors whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company’s financial statements.

d.	Other communications as required to be communicated by the independent auditors under generally accepted auditing standards. Further, receive a written communication provided by the independent auditors concerning their judgment about the quality of the Company’s accounting principles, as established by generally accepted auditing standards, and that they concur with management’s representation concerning audit adjustments. Inquire of management and the independent auditors as to their judgment of significant judgments, and the clarity of the disclosures in the financial statements.

e.	If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-K.

f.	The committee shall receive regular reports from the independent auditor on the critical accounting policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the management.

14.	After preparation by management and review by independent auditors, approve the Committee report required under SEC rules to be included in the Company’s annual proxy statement. This charter is to be published as an appendix to the proxy statement every three years.

15.	Discuss with the independent auditors the quality of the Company’s financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent auditors to the Company’s needs.

16.	Meet with management, and the independent auditors to discuss any relevant significant recommendations that the independent auditors may have.

17.	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

18.	Receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

19.	Perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

20.	Determine that the independent audit firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules.

21.	Review and approve all related party transactions.

NetSolve, Incorporated

Compensation Committee Charter

May 20, 2004

The Compensation Committee (Committee) of the Board of Directors (Board) of NetSolve, Incorporated (Company) will have oversight responsibility, authority and specific duties as described below:

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee must meet the independence, experience and other requirements of The Nasdaq Stock Market, Inc. (NASDAQ). The members of the Committee will be appointed annually by the full Board, and will be identified in the annual proxy statement or annual report to the shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to conducting annual and as needed reviews of all compensation programs for the Board of Directors and the officers of the Company, stock option programs, the Company’s Compensation Philosophy, changes in all broadly offered Company benefits and employee savings programs 401(k) as required by the benefit plan providers.

AUTHORITY

Subject to approval by the Board, the Committee is granted the authority to obtain the services of external consultants to periodically review the Company’s Board of Directors and Executive compensation programs. The Committee will then share the findings of the external consultants with the Board of Directors and propose any necessary revisions to either the Board of Directors or Company officer compensation plans.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be approved by the Committee Chair. As necessary or desirable, the Committee Chair may request that members of management and/or representatives of external consulting firms be present at Committee meetings. The Committee Chair will as necessary report the Committee’s findings to the Board of Directors.

SPECIFIC DUTIES

1.	Review annually the compensation of the CEO and the Company officers and recommend to the Board all changes deemed necessary.

2.	Reviewing annually the compensation and allowances of Directors and recommend to the Board all changes deemed necessary.

3.	Utilize as necessary the services of external consultants to gain current market and trend information in the above areas to ensure informed recommendations to the Board.

4.	Ensure that a comprehensive plan to handle executive succession is in place.

5.	Review, assess and approve the status of and any changes in the stock option plans.

6.	Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

7.	Review and approve a Compensation Committee report for the company’s annual filings.

8.	Perform such other functions as assigned by the Board.

NetSolve, Incorporated

Nominating Committee Charter

May 20, 2004

The Nominating Committee (Committee) of the Board of Directors (Board) of NetSolve, Incorporated (Company) will have oversight responsibility, authority and specific duties as described below:

Organization

There shall be constituted a standing committee of the Board of the Corporation (Board) to be known as the nominating committee (Committee).

Composition and Selection

The Committee shall be comprised of three or more directors. The members of the Committee shall satisfy the independence requirements of the National Association of Securities Dealers’ listing standards as then in effect.

The members of the Committee shall be appointed by the Board as soon as practicable after the annual meeting of stockholders to serve for the ensuing twelve months or until their successors are duly elected and qualified. Committee members may be removed by the Board. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership.

The duties and responsibilities of Committee members contained herein shall be in addition to those duties otherwise required for members of the Board.

Statement of Purpose

The Committee is appointed by the Board to assist the Board by identifying individuals qualified to become Board members and to recommend to the Board the director nominees for the next annual meeting of stockholders.

Committee Objectives

The Committee’s objectives shall include serving as an independent and objective party to identify and nominate qualified candidates for director and board committee placement.

Committee Authority and Responsibilities

The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee also shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

The Committee may form and delegate authority to subcommittees when appropriate.

The Committee shall:

1.	Review the composition of the Board.

2.

Actively seek, identify and recommend to the Board individuals qualified to become board members. It is the policy of the Committee to consider recommendations for such nominees, including those submitted by stockholders. In this regard, stockholders may recommend nominees by writing to the Committee c/o the

Secretary of the Corporation at its principal executive offices. Such recommendations will be promptly provided to the Committee Chair. Recommendations to be considered at the next annual meeting must be received by the date indicated in the proxy statement.

In identifying and evaluating nominees, the Committee may consult with members of the Board, management, consultants and other individuals likely to possess an understanding of the Corporation’s business and knowledge of suitable candidates. The Committee’s assessment of director nominees shall be consistent with the Board’s criteria for membership as follows: (a) not less than a majority of directors shall satisfy the independence requirements of the National Association of Securities Dealers’ listing standards; (b) all directors shall possess high personal and professional ethics, integrity and values; practical wisdom and mature judgment; commitment to representing the long-term interests of the Corporation; relevant knowledge and experience and the willingness to devote sufficient time to carrying out their duties and responsibilities effectively; and (c) consideration will be given to the Board’s directors with diverse backgrounds and interests.

3.	Recommend to the Board nominees for election as directors.

4.	Present all nominees in a timely fashion to minimize disruption in the Corporation’s business and at such a time to allow for the full consideration of the nominees by the Board and the timely submission of any filings required by the Securities and Exchange Commission.

5.	Make recommendations to the Board regarding tenure and classifications of directors.

6.	Make reports to the Board with respect to its activities.

7.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

8.	Annually review its own performance.

9.	Perform such other functions as the Board may request.

10.	Perform any other activities consistent with this Charter, the Corporation’s bylaws and governing law as the Committee or the Board may, from time to time, deem necessary or appropriate.

Meetings

The Committee shall meet as often as may be deemed necessary or appropriate in its judgment and that of the Board. The Chairman or a majority of the members of the Committee may call meetings upon reasonable notice to all members. The Committee shall meet at such a time and place to allow for the timely presentment of any nominees to the Board for consideration. A majority of the Committee members shall constitute a quorum for the transaction of business. The Committee may meet in person or telephonically and may act by unanimous written consent.

ANNUAL MEETING OF STOCKHOLDERS OF

NETSOLVE, INCORPORATED

JULY 14, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. ELECTION OF DIRECTORS:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

O Jerome N. Gregoire

O J. Michael Gullard

O David D. Hood

O G. Joseph Lueckenhoff

O John S. McCarthy

O Howard D. Wolfe, Jr.

O James L. Zucco, Jr.

2. IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 15, 2004.

PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

NETSOLVE, INCORPORATED

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David D. Hood and Kenneth C. Kieley, and each of them severally, as their proxies with full power of substitution and resubstitution for and in the name, place and stead of the undersigned to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting to be held on July 14, 2004 or any adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES FOR DIRECTOR. If more than one of the proxies named shall be present in person or by substitution at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

(Continued and to be signed on the reverse side)